UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 4, 2019

Date of Report (date of earliest event reported)

TransEnterix, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices)

919-765-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	TRXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 4, 2019, TransEnterix, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co. (the “Underwriter”). Subject to the terms and conditions of the Underwriting Agreement, the Company agreed to sell to the Underwriter, in a firm commitment underwritten offering, 28,000,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”). The closing of the sale of the shares is scheduled to occur on or about September 9, 2019, subject to satisfaction of customary closing conditions.

In addition, TransEnterix granted the Underwriter a 30-day option to purchase 4,200,000 of additional shares of common stock.

Cantor Fitzgerald & Co. is acting as the sole book-running manager for the offering.

The gross proceeds to the Company from this Common Stock offering are expected to be approximately $20.3 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

The shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-217865) that was previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective on May 19, 2017, as supplemented by a preliminary prospectus supplement filed with the SEC on September 4, 2019 and a final prospectus supplement filed with the SEC on September 6, 2019 pursuant to Rule 424(b) under the Securities Act.

The foregoing summary of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Ballard Spahr LLP, counsel to the Company, delivered an opinion relating to the validity of the issuance and sale of the shares, a copy of which is filed herewith as Exhibit 5.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On September 4, 2019, the Company issued a press release announcing the commencement of the offering described in Item 1.01 above. On September 5, 2019, the Company issued a subsequent press release announcing the pricing of the offering. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated by reference herein.

Forward-Looking Statements

This current report contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements concerning the completion, timing and size of the proposed offering and other statements that are other than statements of historical facts. These statements involve significant risks and uncertainties. Because these statements reflect our current expectations concerning future events, actual events could differ materially from those anticipated in these forward-looking statements as a result of many factors. These factors include, but are not limited to: the risk that the financing may be delayed or may not occur due to market or other conditions and the satisfaction of customary closing conditions related to the proposed public offering. Additional information concerning these and other factors that may cause actual events to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, in its other periodic reports and filings with the SEC and in the prospectus supplement related to the offering. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this current report. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this current report, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement by and between TransEnterix, Inc. and Cantor Fitzgerald & Co., dated September 4, 2019.

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

99.1	Press release dated September 4, 2019 issued by TransEnterix, Inc.

99.2	Press release dated September 5, 2019 issued by TransEnterix, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSENTERIX, INC.

Date: September 6, 2019	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer